SUB-ITEM 77Q1(A)

                                AMENDMENT NO. 13
                         TO SECOND AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                           AIM COUNSELOR SERIES TRUST

          This Amendment No. 13 (the "Amendment") to the Second Amended and Restated Agreement and Declaration of Trust of AIM Counselor Series Trust (the "Trust") amends, effective April 30, 2010, the Second Amended and Restated Agreement and Declaration of Trust of the Trust dated as of September 14, 2005, as amended (the "Agreement").

          Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

          WHEREAS, the Trust desires to amend the Agreement to change the registrant name effective April 30, 2010, from AIM Counselor Series Trust to AIM Counselor Series Trust (Invesco Counselor Series Trust); and

          WHEREAS, the Trust desires to amend the Agreement to change the following Funds' names effective April 30, 2010:

CURRENT NAME                         NEW NAME
------------                         --------
AIM Core Plus Bond Fund              Invesco Core Plus Bond Fund
AIM Floating Rate Fund               Invesco Floating Rate Fund
AIM Multi-Sector Fund                Invesco Multi-Sector Fund
AIM Select Real Estate Income Fund   Invesco Select Real Estate Income Fund
AIM Structured Core Fund             Invesco Structured Core Fund
AIM Structured Growth Fund           Invesco Structured Growth Fund
AIM Structured Value Fund            Invesco Structured Value Fund;

          NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Any and all references to AIM Counselor Series Trust are hereby changed to AIM Counselor Series Trust (Invesco Counselor Series Trust).

     2. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

     3. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     4. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 26, 2010.


                                        By: /s/ John M. Zerr
                                        Name:  John M. Zerr
                                        Title: Senior Vice President

                                    EXHIBIT 1

                                   "SCHEDULE A
           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
                         PORTFOLIOS AND CLASSES THEREOF

                      PORTFOLIO                        CLASSES OF EACH PORTFOLIO
                      ---------                        --------------------------
Invesco Balanced Fund                                  Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class Y Shares

Invesco California Tax-Free Income Fund                Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class Y Shares

Invesco Core Plus Bond Fund                            Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class Y Shares
                                                       Institutional Class Shares

Invesco Dividend Growth Securities Fund                Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class Y Shares

Invesco Equally-Weighted S&P 500 Fund                  Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class Y Shares

Invesco Floating Rate Fund                             Class A Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class Y Shares
                                                       Institutional Class Shares

Invesco Fundamental Value Fund                         Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class Y Shares

Invesco Large Cap Relative Value Fund                  Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class Y Shares

Invesco Multi-Sector Fund                              Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class Y Shares
                                                       Institutional Class Shares

Invesco New York Tax-Free Income Fund                  Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class Y Shares

Invesco S&P 500 Index Fund                             Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class Y Shares

Invesco Select Real Estate Income Fund                 Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class Y Shares
                                                       Institutional Class Shares

Invesco Structured Core Fund                           Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class Y Shares
                                                       Institutional Class Shares
                                                       Investor Class Shares

Invesco Structured Growth Fund                         Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class Y Shares
                                                       Institutional Class Shares

Invesco Structured Value Fund                          Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class Y Shares
                                                       Institutional Class Shares

Invesco Van Kampen American Franchise Fund             Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class Y Shares

Invesco Van Kampen Core Equity Fund                    Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class Y Shares

Invesco Van Kampen Equity and Income Fund              Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class Y Shares
                                                       Institutional Class Shares

Invesco Van Kampen Equity Premium Income Fund          Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class Y Shares

Invesco Van Kampen Growth and Income Fund              Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class R Shares
                                                       Class Y Shares
                                                       Institutional Class Shares

Invesco Van Kampen Money Market Fund                   Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class Y Shares

Invesco Van Kampen Pennsylvania Tax Free Income Fund   Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class Y Shares

Invesco Van Kampen Small Cap Growth Fund               Class A Shares
                                                       Class B Shares
                                                       Class C Shares
                                                       Class Y Shares

Invesco Van Kampen Tax Free Money Fund                 Class A Shares"